MISSION-AUOUR RISK-MANAGED GLOBAL EQUITY FUND

SUMMARY PROSPECTUS

May 1, 2019

CLASS A SHARES (OURAX)
INVESTOR CLASS SHARES (OURLX)
INSTITUTIONAL CLASS SHARES (OURIX)
CLASS Z SHARES (OURZX)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all Funds held with the Mission Fund complex/your financial intermediary.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.themissionfunds.com. You may also obtain this information at no cost by calling toll-free at (800) 673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2019 are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Objective

The Mission-Auour Risk-Managed Global Equity Fund (the “Fund”) seeks long term capital appreciation through exposure to global equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Distribution Arrangements” in the Prospectus and the section titled “Additional Information about Purchases and Sales” in the Statement of Additional Information (“SAI”).

Shareholder Transaction Fees (fees paid directly from your investment)

		Investor
	Class A	Class	Institutional	Class Z
	Shares	Shares	Class Shares	Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

		Investor
	Class A	Class	Institutional	Class Z
	Shares	Shares	Class Shares	Shares

Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and Service Fees	0.25%	0.25%	0.00%	0.00%

Other Expenses
Shareholder Servicing Plan	0.06%	0.19%	0.07%	0.00%
Other Expenses(1)	1.50%	1.33%	1.29%	1.40%

Total Other Expenses	1.56%	1.52%	1.36%	1.40%
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.16%

Total Annual Fund Operating Expenses	2.57%	2.53%	2.12%	2.16%

Less Fee Waiver and/or Expense Reimbursement(2)	(0.96%)	(0.92%)	(0.76%)	(0.88%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.61%	1.61%	1.36%	1.28%

(1)	Other Expenses have been restated to exclude proxy expenses that are not expected to occur during the current fiscal year.

(2)
Mission Institutional Advisors, LLC, dba Mission Funds Advisors (the “Adviser”), has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.20% of the average daily net assets of the Investor, Class A and Institutional Classes of shares of Fund and 1.12% of the Class Z shares. The Adviser may not terminate this expense limitation agreement prior to April 30, 2020. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$729	$1,242	$1,781	$3,245
Investor Class Shares	$164	$700	$1,263	$2,797
Institutional Class Shares	$138	$591	$1,069	$2,392
Class Z Shares	$130	$591	$1,079	$2,424

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2018, the Fund’s portfolio turnover rate 59.67% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in exchange traded funds (“ETFs”) that invest in domestic and foreign (including emerging markets): (i) equity securities of any market capitalization, including common stock, preferred stock, real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”), (ii) fixed income securities of any credit quality, duration or maturity, including corporate bonds, high-yield bonds (also known as “junk bonds”), convertible bonds, treasuries and emerging markets bonds, and (iii) other income producing securities. The Fund may also invest in these types of securities through other exchange traded products, such as exchange traded notes (“ETNs”). The Fund may also utilize options on equity securities and levered and inverse ETFs for the purpose of managing risk associated with the Fund’s portfolio. The Fund’s investments in options would be limited to those tied to ETFs following large, broad-based equity indices such as SPY (S&P 500® Index) and EFA (MSCI EAFE Index). The primary purpose of investing in such options would be for hedging purposes and may include both the purchase and writing of options (for covered positions only). Writing of naked options is not being contemplated.

The Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities. For purposes of the foregoing investment requirement, the Fund considers any investment in an ETF to be an equity security. When the Fund invests in ETFs, it will consider the underlying investments in the ETFs for purposes of its 80% policy. The Fund may also invest directly in equity securities.

The Fund’s investment philosophy is focused on the three facets of investing that Auour (pronounced “our”) Investments, LLC (“Auour” or the “Sub-Adviser”) believes will drive performance: market participation, asset allocation, and total cost minimization.

Auour acts as the sub-advisor of the Fund. Auour uses an investment process called Regime-Based Investing. At the heart of Regime-Based Investing is the Sub-Adviser’s belief that market conditions will vary throughout the investment cycle and that the asset allocation should adjust accordingly.

The Sub-Adviser’s investment process is concentrated on determining the risk regime of the overall market and allocating the assets of the Fund to best match the regime. At the foundation of the process is an investment approach that blends fundamental investment principles with mathematics. In times of expected market duress, the intent is to reduce exposure to equity and fixed income markets through the use of cash positions, with the potential of a 100% cash position in extreme instances.

The Auour Regime ModelTM (“ARM”TM), a proprietary risk detection algorithm, resides within the investment process. It evaluates the market risk appetite using nine factors that Auour believes have predictive ability to aid in detecting enduring downturns. The nine factors can be grouped into four general categories: Valuation, Asset Interaction, Credit Market Behavior, and Momentum.

Based upon ARMTM, market risk is categorized into one of five risk regimes with each regime having an asset allocation that optimizes to those factors that perform favorably in that particular regime. As an example, in the most aggressive risk regime, the Fund will have a higher percentage (relative to the Fund’s benchmark) of its assets in smaller company ETFs and emerging market funds. In certain extreme conditions, the Fund has the flexibility to move 100% into investment grade short term fixed income securities or money market instruments.

Though the ARM model is updated daily, the Sub-Adviser aims to rebalance the Fund on a monthly basis, or as market conditions warrant.

The Fund will normally hold between 10 and 20 securities, primarily ETFs, which the Sub-Adviser believes offer a broad exposure to the global equity markets. The allocation to any one security or ETF (other than to investment grade short term fixed income ETFs) is limited to 35% of the Fund’s assets calculated at the time of rebalancing.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Principal Risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the ETFs in which the Fund will invest.

•
Equity Risk. To the extent the Fund invests directly in equity securities or in exchange-traded products (“ETPs”) that invest in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

•
Dividend-Paying Securities Risk. Investing in dividend-paying securities subjects the Fund to certain risks. The company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, the Fund may not only lose the dividend payout but the stock price of the company may fall.

•
Fixed Income Securities Risk. Investing in fixed income securities subjects the Fund to interest rate risk and credit risk. Interest rate risk is the risk that increases in interest rates could cause the prices of the Fund’s investments in fixed income securities to decline. Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due.

•
Geographic Focus Risk. To the extent that the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

•
Foreign Securities Risk. The Fund will invest in foreign securities. These investments may involve financial, economic or political risks that are not ordinarily associated with investments in U.S. securities. Therefore, the Fund’s NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

•
Emerging Market Securities Risk. The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign securities, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets. Trading volume of the stock exchanges in these countries may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price.

•
Investment Model Risk. Like all quantitatively based investment processes, the Sub-Adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in effectiveness of the Sub-Adviser’s model. No assurance can be given that the fund will be successful under all or any market conditions.

•
Management Risk. The Sub-Adviser’s reliance on its strategy and judgments about the attractiveness, value, and potential appreciation of the particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.

•
Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•	Undervalued Securities Risk. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.

•
Master Limited Partnerships (“MLPs”) Risk. Master limited partnerships are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund. To the extent that an MLP’s interests are all in a particular industry (such as the energy sector), the MLP will be negatively impacted by economic events adversely impacting that industry.

•
Real Estate Investment Trust (“REIT”) Risk. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs are subject to management fees and other expenses, and so when the Fund invests in REITs it will bear its proportionate share of the costs of the REIT’s operations. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the tax-free pass-through of income under the Internal Revenue Code (the “Code”) and to maintain their exemption from registration under the Investment Company Act of 1940 (the “1940 Act”). Additionally, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified income dividends” eligible for reduced tax rates applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund will receive will be taxed at a higher rate than dividends eligible for reduced tax rate application to qualified dividend income. Dividends from REITs are generally not eligible for the reduced rate of income tax on certain dividends because the income that REITs receive is primarily rent and interest income. Dividends from REITs are generally taxable as ordinary income because the income that REITs receive is primarily rent and interest income.

•	Mid-Cap and Small-Cap Company Risk. To the extent the Fund invests in mid-cap and small-cap companies, it will be subject to additional risks. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

•
Options Risk. Options are a type of derivative instrument. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Through its investments in options, the specific risks that the Fund will seek to manage include the following: interest rate, liquidity, credit and market risks. By investing in options, the Fund may be subject to the risk of counterparty default, as well as the potential for unlimited loss. Certain types of options (such as OTC or “over the counter” options) may be considered to be illiquid investments.

•
Investments in Other Investment Companies and ETFs Risk. The Fund will incur higher and duplicative expenses when it invests in exchange-traded funds (“ETFs”). ETFs are investment companies that are traded on stock exchanges similar to stocks. Typically, ETFs hold assets such as stocks, commodities or bonds, and track an index such as a stock or bond index. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in an underlying mutual fund or ETF, or REIT, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or other vehicle is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the underlying fund’s purchase and sale of the securities, ETFs, closed-end funds, and REITs incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of these investment vehicles in addition to Fund expenses.

Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short- term redemption fees imposed by the underlying funds. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The 1940 Act and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally (which is a risk of any security that trades on a listed exchange).

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

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Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

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Convertible Securities Risk. Convertible securities may subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

•
Leverage Risk. To the extent the Fund invests in underlying funds that are subject to leverage risk, the Fund will also be more sensitive to movement in the value of those instruments. In particular, investments in options and derivative instruments may provide the economic effect of financial leverage by creating additional investment exposure such that increases or decreases in the value of the Fund’s portfolio will be magnified. In addition, the credit quality of securities held by underlying funds, and in turn the Fund, may be lowered if an issuer’s financial condition changes.

•
Investing in Loans Risk. To the extent the Fund invests in underlying funds that invest in bank loans the Fund will be subject to additional risk. In addition to being subject to risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivative risk, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. An underlying fund’s access to collateral may be limited by bankruptcy, other insolvency laws or by the type of loan purchased. Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation.

•
Market or Interest Rate Risk. The price of most fixed income securities move in the opposite direction of the change in interest rates. For example, as interest rates rise, the price of fixed income securities fall. If a fixed income security is held to maturity, the change in its price before maturity may have little impact on Fund performance; however, if the Fund or an underlying fund sells a fixed income security before the maturity date, an increase in interest rates could result in a loss to the Fund. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed income instruments with longer durations are subject to more volatility than those with shorter durations. The Fund primarily focuses on equity investments with very limited exposure to fixed income securities through ETFs in which it invests. The current interest rate environment of rising rates will have little to no effect on the value of the holdings of the Fund. In a rising interest rate environment, ETFs with exposure to fixed income securities may suffer losses due to the decrease in the prices of the underlying bonds as rates rise. The Fund’s current exposure to fixed income is minimal and the ETFs that it owns generally invest in short duration U.S. government securities with maturities of 3 months or less to mitigate the risk associated with rising interest rates.

•	New Adviser Risk. Neither the Adviser nor the Sub-Adviser has previously managed a mutual fund.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at http://www.themissionfunds.com or by calling toll-free 800-673-0550.

The following bar chart shows the annual returns for the Class A shares of the Fund as of December 31, 2018. Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. Prior to November 7, 2017, the Fund was managed by a different investment adviser and sub-adviser.

During the periods shown in the bar chart, the Class A shares’ highest return for a calendar quarter was 3.96% (quarter ending 9/30/2018) and the Class A shares’ lowest return for a calendar quarter was -11.16% (quarter ending 12/31/2018).

Average Annual Total Returns for the Period Ended December 31, 2018

The table below shows how average annual total returns of the Fund’s Class A shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the Institutional Class, Investor Class and Class Z Shares will differ from those of Class A Shares as the expenses of the Classes differ.

Return Before Taxes	1 Year	Since Inception
Class A Shares	-7.33%	-5.05% (11/7/2017)
Class A Shares – with maximum load of 5.75%	-12.66%	-9.82% (11/7/2017)
Investor Class Shares	N/A	-10.05% (2/5/2018)
Institutional Class Shares	N/A	-9.43% (1/10/2018)
Class Z Shares	N/A	-9.39% (1/10/2018)
MSCI-ACWI Index (reflects no deduction for fees, expenses, or taxes)	-11.18%	-7.70%
Return After Taxes - Class A Shares	1 Year	Since Inception (11/7/2017)
Return After Taxes on Distributions	-7.82%	-5.64%
Return After Taxes on Distributions and Sale of Fund Shares	-4.25%	-4.14%
MSCI-ACWI Index (reflects no deduction for fees, expenses, or taxes)	-11.18%	-7.70%

Investment Adviser and Sub-Adviser

Mission Institutional Advisors, LLC, dba Mission Funds Advisors (the “Adviser”) serves as the investment adviser to the Fund. The Adviser has retained Auour Investments, LLC as sub-adviser, to be responsible for the day to day management of the Fund’s investments, subject to supervision of the Adviser and the Board of Trustees.

Portfolio Managers

Kenneth J. Doerr, Managing Principal of the Sub-Adviser, has served as a portfolio manager to the Fund since November 2017.

Joseph B. Hosler, Managing Principal of the Sub-Adviser, has served as a portfolio manager to the Fund since November 2017.

Robert Z. Kuftinec, Managing Principal of the Sub-Adviser, has served as a portfolio manager to the Fund since November 2017.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange (“NYSE”) is open for regular trading through a financial advisor, by mail (Mission-Auour Risk-Managed Global Equity Fund, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235), by wire, or by calling toll free at 1-800-628-4077. Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into the Fund is $1,000 for Investor Class Shares and Class A Shares, $100,000 for Institutional Class Shares, and $10,000,000 for the Class Z Shares. Subsequent investments must be in amounts of $100 for all share classes. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

Tax Information

The Fund intends to make distributions that will generally be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.